UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):    February 28, 2014
Lucas Energy, Inc.
(Exact name of registrant as specified in its charter)

Nevada	001-32508	20-2660243
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3555 Timmons Lane, Suite 1550, Houston, Texas	77027
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (713) 528-1881

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 3.01 NOTICE OF DELISTING OF FAILURE TO SATISFY A CONTINUED LISTING RULE OR STANDARD; TRANSFER OF LISTING.

On February 28, 2014, Lucas Energy, Inc. (the “Company”) received notice from the NYSE MKT (the “Exchange”) that the Company is not in compliance with one of the Exchange’s continued listing standards as set forth in Part 10 of the NYSE MKT Company Guide (the “Company Guide”). Specifically, the Company is not in compliance with Section 1003(a)(iv) of the Company Guide in that is has sustained losses which are substantial in relation to its overall operations or its existing financial resources, or its financial condition has become impaired such that it appears questionable, in the opinion of the Exchange, as to whether the Company will be able to continue operations and/or meet its obligations as they mature.

In order to maintain its listing on the Exchange, the Exchange has requested that the Company submit a plan of compliance (the “Plan”) by March 14, 2014 addressing how the Company intends to regain compliance with Section 1003(a)(iv) of the Company Guide by April 14, 2014.

As of the date hereof, the Company’s management has determined to submit a Plan to the Exchange by the March 14, 2014 deadline.  If the Exchange accepts the Company’s plan, the Company will be able to continue its listing during the plan period and will be subject to continued periodic review by the Exchange staff.  If the Plan is not accepted or is accepted but the Company does not make progress consistent with the Plan during the plan period, the Company will be subject to delisting procedures as set forth in the Company Guide. There can be no assurance that the Company will be able to achieve compliance with the Exchange’s continued listing standards within the required time frame.

ITEM 7.01 REGULATION FD DISCLOSURE.

The Company issued a press release on March 6, 2014, announcing that it had received notice from the Exchange indicating that it does not satisfy the continued listing standards of the Exchange. A copy of the press release is furnished herewith as Exhibit 99.1 and is incorporated by reference herein.

In accordance with General Instruction B.2 of Form 8-K, the information presented herein under Item 7.01 and set forth in the attached Exhibit 99.1 is deemed to be “furnished” and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall such information and Exhibit be deemed incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, each as amended.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

Exhibit No.	Description

99.1	Press Release dated March 6, 2014

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LUCAS ENERGY, INC.

By: /s/ Anthony C. Schnur
Name: Anthony C. Schnur
Title: Chief Executive Officer

March 6, 2014

EXHIBIT INDEX
Exhibit No.	Description

99.1	Press Release dated March 6, 2014